[LOGO]         WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
               Home Office: Columbus, Ohio
               Regional Office: 4333 Edgewood Road N.E.
               Cedar Rapids, Iowa 52499
                     APPLICATION FOR LIFE INSURANCE - PART I

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OWNER INFORMATION
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NAME                                                                                   RELATIONSHIP TO INSURED

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  ADDRESS (Street, City, State, Zip)                                                                TAX ID # (*see below)

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  PRIMARY BENEFICIARY                                                                RELATIONSHIP TO INSURED

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  POLICY INFORMATION:
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  PLAN OF INSURANCE

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  SPECIFIED AMOUNT INFORMATION                                                    DEATH BENEFIT OPTION:
  [ ] See attached Census
  [ ] Face Amount $                                                               [ ] Option 1  [ ] Option 2   [ ] Option 3
                   ---------------------------
  [ ] Face Amount equals Salary Multiple [ ] 1x [ ] 2x [ ] 3x [ ] 4x [ ] 5x
                                                                                 -------------------------------------------------
        [ ] Other
                  ------------                                                    LIFE INSURANCE COMPLIANCE TEST:
  Is this an increase to an existing policy?  [ ] Yes  [ ] No                     Guideline Premium [ ] Cash Value Accumulation [ ]
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        FUND ELECTION:                       Percentage                           RIDERS
        EAFE Equity Index Fund
                                              --------                             -----------------------------------------------
        Small Cap Index Fund
                                              --------                             -----------------------------------------------
        Equity 500 Index Fund
                                              --------                             -----------------------------------------------
        Multi-Style Equity Fund
                                              --------                             -----------------------------------------------
        Aggressive Equity Fund
                                              --------                          --------------------------------------------------
        Non-US Fund                                                               PREMIUM
                                              --------                          --------------------------------------------------
        Core Bond Fund                                                            BILLING DATE
                                              --------                          --------------------------------------------------
        Money Market Fund
                                                                                  BILLING FREQUENCY
                                                                                    [ ]Annual [ ]Quarterly [ ]Semi-Annual
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  Will life insurance or annuity with any company be replaced or changed if insurance applied for is issued? [ ] Yes  [ ] No
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                    TAXPAYER IDENTIFICATION NUMBER STATEMENT
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Taxpayer Identification Number of Policyholder:
                                                -----------------------------------------------------------
                                                 Social Security Number or Employer Identification Number

   Check the box if you ARE NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code.......[ ]

   Check the box if you ARE subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code.......[ ]
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The Internal Revenue Service does not require your consent to any provision of this document other than the following certification required to avoid backup withholding.
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Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer I.D. number listed above is correct and (2)
that my current status regarding backup withholding is correct.
Signature                                                       Date
         -----------------------------------------------------      -----------------------
                        Owner's Signature
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3200 R598

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AGREEMENT
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I certify that all employees being insured under this application (see census) have consented to be insured, are actively at work for not less than 30 hours per week and have not been absent from work due to accident, illness or other condition for more than four consecutive days within the last 90 days prior to first becoming eligible to participate in the life insurance program being applied for.

I agree that I have read and understand all statements and answers in this application; that they are complete and true to the best of my knowledge and belief, and are correctly recorded whether written in my own hand or not.

I also agree that:

1.   There will be no liability under this application until the policy is delivered to and accepted by the Owner and the full first premium due is paid while the Proposed Insured is alive and his/her state of health is as favorable as described in this application.

2.   No modification may be made to the policy and no right of Western Reserve Life Assurance Co. of Ohio may be waived unless agreed to in writing and signed by: A. The President; B. The Vice President; or C. The Secretary of the Company.
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WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.
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Signature of Owner                                                             Date
                   -----------------------------------------------------------      ------------------------------------------
Signed at (City and State)
                           ------------------------------------------------------------------------------------------------------
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AGENT INFORMATION AND SIGNATURE
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For Agent. . .Will the insurance being applied for replace or change any existing insurance or annuity?

[ ] YES [ ] NO  If yes, what company and policy no.?
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LICENSED AGENT SIGNATURE (Print Last Name)                     AGENT #             LICENSE #             TELEPHONE NO.
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3200 R598

[LOGO]    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
          Home Office: Columbus, Ohio
          Regional Office: 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499
                    APPLICATION FOR LIFE INSURANCE - PART II
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  INSURED INFORMATION
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  PROPOSED INSURED (First, Middle, Last)                                        SEX          AGE          BIRTHDAY (Mo-Day-Yr)
                                                                                [ ] Female
                                                                                [ ] Male
 --------------------------------------------------------------                            ------    -----------------------------
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  RESIDENCE ADDRESS (Street, City, State, Zip)                                  PLACE OF BIRTH (State)      SOCIAL SECURITY NUMBER

  --------------------------------------------                                  ----------------------      ----------------------
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  PLEASE READ CAREFULLY AND COMPLETE ALL APPLICABLE INFORMATION
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  1.  Have you been ACTIVELY-AT-WORK*?                                                                            YES       NO

      *ACTIVELY-AT-WORK is defined as: Performing all normal duties of the position on a full-time basis for not less than 30 hours per week and not absent from work due to accident, illness or other condition for more than four consecutive days within the last 90 days prior to first becoming eligible to participate in the life insurance program being applied for.
      Life Investors Insurance Company of America reserves the right to request recertification of the above information for deaths occurring within two years of the application date or any increase thereafter and to contest
      any claim during that period.                                                                               [ ]       [ ]

2.    Do you understand and agree that, if you are not working a minimum of 30 hours per week at the time your coverage would otherwise become effective, you will not have coverage until the date you return to work for a minimum
      of 30 hours per week?                                                                                       [ ]       [ ]

3.    Have you used tobacco in the last 12 months?                                                                [ ]       [ ]
      If yes, what type(s)?
                            ----------------------------------------------------

4.    Will the insurance being applied for replace or change any existing insurance
      or annuity? If yes, please give company                                                                     [ ]       [ ]
      name and policy number.
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  PLEASE COMPLETE ONLY IF EVIDENCE OF INSURABILITY IS REQUIRED
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  1.  a.   Name of Insured's Personal Physician:
                                                 ---------------------------------------------------------------------------------
      b.   Date and Reason Last Consulted:
                                           ---------------------------------------------------------------------------------------
  2.  HEIGHT:          Feet         Inches            WEIGHT:         pounds
               -------      -------                           -------
  3.  EVIDENCE OF INSURABILITY                                                                                    YES      NO
      a.   Have you been hospitalized for a total of 7 or more days due to sickness in the past 12 months?        [ ]      [ ]
      b.   Do you have or have you had in the last ten years, Heart Murmur,
           Coronary Artery Disease, Congestive heart failure, Heart or circulatory surgery, Stroke; Emphysema, or other lung disease;
           Diabetes, Kidney disease, Cirrhosis or other liver disease; Mental or psychiatric disease or other disorders of the nervous system; Cancer; or sought treatment for
           Alcoholism or Drug Abuse?                                                                              [ ]      [ ]
      c.   Do you have or have you ever had AIDS or AIDS Related Complex (ARC), or tested positive for HIV?       [ ]      [ ]

  Please give appropriate details to any "yes" answers below:

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3201 R598                                                PLEASE COMPLETE REVERSE SIDE
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

  FAIR CREDIT REPORTING PRE-NOTICE
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     A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates.
Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department,
Western Reserve Life Assurance Co. of Ohio, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, (319) 398-8511.]

     You have the right to request additional information concerning the nature and scope of the investigation to be performed. A summary of your rights is set forth on the attached "Notice to Consumer." To make this request, you must write the Underwriting
Department, Western Reserve Life Assurance Co. of Ohio, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.

     Information regarding your insurability will be treated as confidential. Western Reserve Life Assurance Co. of Ohio or its
reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box
105, Essex Station, Boston, Massachusetts 02122, telephone number (617) 426-3660.

     Western Reserve Life Assurance Co. of Ohio or its reinsurers may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.
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                                              TAXPAYER IDENTIFICATION NUMBER STATEMENT

Taxpayer Identification Number of Policyholder:
                                               ------------------------------------------------------------
                                                 Social Security Number or Employer Identification Number

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   Check the box if you ARE NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code........[ ]

   Check the box if you ARE subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code........[ ]
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The Internal Revenue Service does not require your consent to any provision of this document other than the following certification required to avoid backup withholding.
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Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer I.D. number listed above is correct and (2)
that my current status regarding backup withholding is correct.
Signature                                                       Date
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                        Owner's Signature
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  AGREEMENT
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I agree that I have read and understand all statements and answers in this application; that they are complete and true to the best of my knowledge and belief, and are correctly recorded whether written in my own hand or not.

I also agree that:

1.   There will be no liability under this application until the policy is delivered to and accepted by the Owner and the full first premium due is paid while the Proposed Insured is alive and his/her state of health is as favorable as described in this application.
2.   No modification may be made to the policy and no right of Western Reserve Life Assurance Co. of Ohio may be waived unless agreed to in writing and signed by: A. The President; B. The Vice President; or C. The Secretary of the Company.

AUTHORIZATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau, any consumer reporting agency, or other organization, institution or person that has any records or knowledge of me or my health, to give to the Western Reserve Life Assurance Co. of Ohio, or its reinsurers, any such information. A photographic copy of this authorization shall be as valid as the original. This authorization shall be valid, from the date signed below, for a period of two and one half years.


WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

Dated at                                                       this                              day of
          ---------------------------------------------------       ----------------------------        --------------, ----------

Signed:
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                          Proposed Insured Signature

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  AGENT INFORMATION AND SIGNATURE
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For Agent...Will the insurance being applied for replace or change any existing insurance or annuity?

   [ ] YES    [ ] NO        If yes, what company and policy no.?
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  LICENSED AGENT SIGNATURE (Print Last Name)                              AGENT #           LICENSE #           TELEPHONE NO.
3201 R598
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